SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest reported): August 5, 2003

                            3DLP International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                  000-31361                            22-3720628
           (Commission File Number)         (IRS Employer Identification No.)

                                 7627-83 Avenue
                        Edmonton, Alberta, Canada T6C 1A2
               (Address of Principal Executive Offices)(Zip Code)

                                 (780) 722-1104
              (Registrant's Telephone Number, Including Area Code)

                                Segway VI Corp.
                4400 Route 9 South, 2nd Floor, Freehold, NJ 07728
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant

On August 5, 2003 (the "Effective Date"), pursuant to agreements between Francisco Shipperheijn, Ken Tetterington and the shareholders of Segway VI Corp., Mssrs. Tetterington and Shipperheijn purchased 99.96% percent of the issued and outstanding shares of common stock for consideration of a total of $9,994.

Pursuant to the terms of the Agreement, Richard Anslow resigned as the sole member of the Board of Directors of the Company and Ken Tetterington, Francisco Shipperheijn and Martti Vallila were appointed to fill the vacancy on the Board of Directors of the Company. In addition, Richard Anslow resigned as President and Chief Executive Officer of the Company and Ken Tetterington was appointed as the Chief Executive Officer, President, Secretary and Treasurer of the Company, Martti Vallila was appointed as the Chief Financial Officer of the Company, Nan Liu as Chief Electronics Officer and Victor Vertoprakhov as Chief Science Officer.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock on March 23, 2004, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company,
(iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                                     NAME OF                              SHARES OF
TITLE OF CLASS                       BENEFICIAL OWNER                     COMMON STOCK            PERCENT OF CLASS
--------------                       ----------------                     ------------            ----------------
5% STOCKHOLDERS
Common Stock                         Ken Tetterington                       9,331,000                   57.00%

Common Stock                         Francisco Schipperheijn                5,666,000                   34.61%

DIRECTORS AND NAMED
EXECUTIVE OFFICERS

Common Stock                         Ken Tetterington                       9,331,000                   57.00%

Common Stock                         Nan Liu                                        0                    0%

Common Stock                         Francisco Schipperheijn                5,666,000                   34.61%

Common Stock                         Victor Vertoprakhov                            0                    0%

Common Stock                         Martti Vallila                                 0                    0%
Officers and Directors                                                     14,997,000                   91.61%
as a Group

(1) Under the rules of the SEC, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the date hereof. Unless otherwise indicated by footnote, the named entities or individuals have sole voting and investment power with respect to the shares of common stock beneficially owned.

(2) This table is based upon information obtained from our stock records. Unless otherwise indicated in the footnotes to the above table and subject to community property laws where applicable, we believe that each shareholder named in the above table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.

The following is a biographical summary of the directors and officers of the
Company:

Mr. Ken Tetterington is our founder, Chief Executive Officer, President, Secretary, Treasurer and Director. Since February 2001, Mr. Tetterington has been President and the sole Director of Selectrics Corporation (of Canada) where he initiated research and development on our laser projection technology. He has had several patents granted in the field of 3D viewing systems.

From 1998 to 2001, Mr. Tetterington was the founder and a Director of Tetratel Inc (CDNX: TIN). He served Tetratel and its shareholders as a Director and an Officer in a variety of positions including CEO, President and prior to his leaving that company in September 2001, as the Chief Technical Officer. Tetratel was a developer and distributor of 3D products including patented hardware technologies and software products. Mr. Tetterington left Tetratel Inc to manage, research and develop our Company's LP technology. He has experience to manage all aspects of our technology developments, patents, manufacturing, and product development.

Mr. Tetterington has filed for 7 patents in the field of 3D technologies and been granted 4 patents to date. He is well respected in the industry pursuant to his technology advancements and innovative solutions to 3D industry problems. He is the inventor of patent number United States Patent Application 20010043265, and a corresponding Canadian patent has also been granted. Mr. Tetterington is also a co-patent inventor with Mr. Nan Liu of United States Current Class 348/51 and 348/53; as well as of several pending patent applications International Class H04N 013/04, H04N 015/00, H04N 009/47.

Martti Vallila

Mr. Martti Vallila is our Chief Financial Officer and a Director. Mr. Martti Vallila holds a BA from Stanford University and an MBA from the University of Chicago. During his 15-year career, Mr. Vallila has held international executive and marketing positions with International Business Machines (IBM). Mr. Vallila is also the founder and President of Virtual Pro since 1993. Virtual Pro is currently a start-up company whose purpose is to acquire technology from inventors and enter the technology into the marketplace.

He has established long-term relationships with North American and Russian technology companies under the Initiatives for Proliferation Prevention (IPP). IPP is a nonproliferation program of the National Nuclear Security Administration at the U.S. Department of Energy. The IPP mission is to enhance U.S. national security by engaging former Soviet Union (FSU) scientists, engineers and technicians currently or formerly involved with weapons of mass destruction in peaceful and sustainable commercial pursuits. Mr. Vallila is a resident of California where he is able to assist us in our financial and capital affairs. Mr. Vallila assists in the overview of our financial affairs, but is not engaged with us full-time.

Francisco Schipperheijn

Mr. Francisco Schipperheijn serves as a member of Board of Directors. He has experience in Technology development from when he developed a UNIX based POS distribution software system that included the development of a global music database representing the US, Canadian, Australian, German, UK and Japanese major and Independent Record labels.

In 1999, Mr. Francisco Schipperheijn founded 'Internet Service Brokers, Inc.,' a company that designed custom web sites, and built Canada's first online backup utility Backup 2000, later renamed Backup Manager. He also founded and currently works with CBN21.com, an Internet traffic and transaction hub that ports Internet content on 600 domains.

Victor Vertoprakhov

Mr. Victor Vertoprakhov serves as our Chief Science Officer. Mr. Victor Vertoprakhov has a Diploma Degree (equivalent to PhD) from Tomsk State University of Tomsk, Russia in 1978. He specializes in Optical and Optical-electric Systems and has been employed full-time with Optics Engineer (Research) of the Semiconductor Technologies & Instruments Pte Ltd, Singapore since 2001. From 1997 until 2001, he was the senior scientific researcher of The Technological Design Institute of Scientific Instrument Engineering, Siberian Branch of the Russian Academy of Sciences (SB RAS), Novosibirsk.

Mr. Victor Vertoprakhov has been granted one patent in the United States related to a 3D laser distance and capture system with applications into holographic display technologies. Mr. Victor Vertoprakhov is the inventor of this patent number 10,213,807. Mr. Victor Vertoprakhov currently resides in Singapore and assists with the laser physics required by the Company technology.

Nan Liu

Mr. Nan Liu serves as our Chief Electronics Engineer. Mr. Liu is an Electronic Engineer, graduating from University in the mainland of China in 1978. He immigrated to Canada and was the lead engineer with Tetratel Inc, where he was in charge of the electronic design and manufacturing of the EyeFX 3D computer and television systems. Mr. Liu has been granted co-patent rights with Mr. Tetterington to a 3D display technology related to television viewing. Mr. Liu and Mr. Tetterington are co-patent inventors of U.S. Current Class 348/51 and 348/53.

Mr. Liu has over 10 years of experience in electronic design, prototyping, engineering, and manufacturing within the electronics fields, and 6 years of experience specifically in 3D technologies. From May of 1998, Mr. Liu worked with LED Smart Inc., a custom electronics design firm. He also worked with Tetratel as a contractorfor LED for projects with Tetratel Inc. on 3D electronics. He was hired by Tetratel as Chief Electronics Engineer in 1999 where he worked until late 2002, when he was hired by 11 Engineering Ltd as an electronics engineer. Mr. Liu is a resident of Edmonton, Canada and maintains residence there.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of business acquired:

         None

(c) Exhibits

Number   Exhibit

10.1     Stock Purchase Agreements*

Filed with the Form 13Ds with the SEC on August 8, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    3DLP INTERNATIONAL INC.


                                    By:  /s/ Ken Tetterington
                                    -----------------------------------
                                             Ken Tetterington
                                             President

March 23, 2004